LBVIP Variable Annuity Account I
LBVIP Variable Insurance Account

Supplement to Prospectuses and Statements of Additional Information
Dated April 30, 2003

Lutheran Brotherhood Variable Insurance Products Company has changed its name to Thrivent Life Insurance Company. Therefore, the name of the issuer of the Contracts funded by LBVIP Variable Annuity Account I and LBVIP Variable Insurance Account is Thrivent Life Insurance Company.

The date of this Supplement is July 15, 2003.

Please include this Supplement with your Prospectus
and Statement of Additional Information.